Exhibit 99.1

DPL Inc. 42nd EEI Financial Conference November 6, 2007

Table of Contents

Forward Looking Statement Generation Update Coal Sources Coal Sulfur Quality Coal Hedging/Cost and Planned Generation Output Regulatory Update Ohio Energy Proposal DPL Legislative Strategy DPL Rate Stabilization Plan Looking Forward Appendix Company Overview Generation Assets Operating Statistics Earnings Per Share at September 30, 2007 and 2006 2008 Earnings Guidance-EPS Reconciliation 2009 Earnings Guidance-EPS Reconciliation 2008 and 2009 Capital Expenditures and Free Cash Flow 2 3 4 5 6 7-8 9 10 11-13 14 15-16 17-18 19 20 21 22

Investor Relations Contact Joseph R. Boni III Vice President and Treasurer (937) 259-7230 joseph.boni@dplinc.com Notice Regarding Forward-Looking Statement Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including the PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, delays and supplier availability; significant delays associated with large construction projects; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

FGD (scrubbers) DPL’s early adoption of Chiyoda scrubber technology should result in scrubber projects below industry average on a cost per kW basis Generation Update Plant Name MW Capacity Project Status DPL Operated Projects Killen 412 FGD In-Service Stuart Units 3-4 418 FGD, BDC January 2008 Stuart Units 1-2 418 FGD, BDC Mid- 2008 Partner Operated Projects Miami Fort 8 180 FGD In-Service Miami Fort 7 180 FGD December 2007 Conesville 4 129 FGD, SCR April 2009 FGD Phase (Power Magazine 08/07) $/kW Operating $208 In-Service / Planned $319 In Construction $339 In Design $500 DPL Units $269

Fuel Update
Coal Sources

- Annual coal purchases at DPL owned plants:

– Killen	1.3 million tons
– Stuart	2.3 million tons
– Hutchings	0.4 million tons
– CCD Units	3.6 million tons
– Total	7.6 million tons

CCD Units annual coal purchases	
-Beckjord	0.5 million tons
-Conesville	0.3 million tons
-East Bend	0.6 million tons
-Miami Fort 7	0.6 million tons
-Miami Fort 8	0.5 million tons
-Zimmer	1.1 million tons

- Historically purchased coal from Central Appalachian (CAPP) region at DPL-operated units.
- FGD (scrubbers) upgrades allow use of more diversified mix at DPL operated plants, including CAPP, Northern Appalachian (NAPP) and Illinois Basin (ILB). Powder River Basin coal is uneconomic due to transportation costs.
- Estimate six to nine months testing period to determine optimal coal blend at DPL-operated plants with scrubbers
  - Currently testing at Killen plant
    - Pre-scrubbers, burned 1.2lb compliance coal
    - Initial test burn was 1.5-1.7lb sulphur coal
    - Currently test burning a 5.0lb sulphur coal blend

DPL

EEI Financial Conference - November 6, 2007

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Fuel Update Coal Sulfur Quality FGD Online Date Zimmer Current Operation East Bend Current Operation Killen y 2007 Miami Fort 8 May 2007 Miami Fort 7 November 2007 Stuart Oct 2007 - May 2008 Conesville April 2009 Killen - 1.09 Hutchings - 1.37 Stuart - 1.61 Beckjord - 2.02 Miami Fort - 2.23 Conesville - 4.91 East Bend - FGD - 5.15 Zimmer - FGD - 6.08 Plant Name - FGD (if operational) SO2 lbs per MMBtu for Coal Consumed Plants Shown on Capacity Basis 2006 Low ---------- SO2 Content Spectrum ---------- High 1.0 -----<=2.0 - >2.0----------- 3.5 ------------------------------------7.0 Stuart - FGD - 4.0 Miami Fort 8 - FGD - 5.0 Killen - FGD - 5.0 Zimmer - FGD - 6.0 Miami Fort 7 - FGD - 5.0 Hutchings - 1.6 Beckjord - 2.5 East Bend - FGD - 7.0 Conesville - 5.0 Aggressive Stuart - FGD - 2.0 Miami Fort 8 - FGD - 3.5 Miami Fort 7 - FGD - 3.5 Conesville - 4.0 Zimmer - FGD - 6.0 Hutchings - 1.6 Beckjord - 2.0 Killen - FGD - 2.5 East Bend - FGD - 6.0 Conservative

Coal Hedging/Cost and Planned Generation Output Fuel Update 81% 100% 58% 100% 25% 73% 15% 37% 0% 20% 40% 60% 80% 100% 2007 2008 2009 2010 Committed Coal Burn Percentage Hedged for Entire Generation Fleet Aug-06 Aug-07 2007E 2008E 2009E Average Coal Cost per ton – All Plants $44.10 $47.20 $47.90 Coal Generation Output (GWh) 16,800 17,900 17,700

 Governor’s energy proposal was amended and passed by the Ohio Senate on October 31, 2007 (Substitute Senate Bill 221). First, we want to see a market-based pricing option maintained Governor’s proposal includes a market option. The Senate Bill added more definition to the “go to market” process Second, we seek reliable recovery mechanisms for plants that are needed to meet our customer’s electricity demand Governor’s plan gives utilities the option to develop an Electricity Security Plan. That concept is a step toward reliable recovery. Substitute Senate Bill retains the concept. Third, any solution should help support Ohio’s economic development efforts Governor’s plan strongly recognizes that. Substitute Senate Bill retains economic development objective. Regulatory Update Ohio Energy Proposal

 Fourth, we want to see the development of viable energy and energy efficiency programs Governor’s plan proposes an advanced energy portfolio standard of 25% by 2025, with half coming from renewable energy. Plan also proposes that 25% of future load growth be met by energy efficiency, also by 2025. Senate Substitute Bill limits the increase to customer bills related to renewables to 3%; does not set benchmarks; and leaves oversight of program to PUCO. Fifth, we want price certainty for our customers and Company Price and revenue certainty starting with existing levels is the basis for new Electric Security Plans. Senate Substitute Bill moved closer to that position. Regulatory Update Ohio Energy Proposal (continued)

 Preserve DP&L’s existing rate stabilization plan (RSP) and provide additional flexibility to adjust the RSP for increasing costs. Establish future generation rates that maintain base rates, and add to those rates the recovery of environmental costs, peakers and fuel costs. Recover Demand Side Management (DSM) and infrastructure modernization investments. Provide flexibility on Renewable Portfolio Targets. Regulatory Update DPL Legislative Strategy

DPL Rate Stabilization Plan 11% 16.4% 21.8% 27.2% 32.6% 11.0% = $76 million 5.4% = $37 million Residential generation discount = $7 million per year for 2006, 2007 and 2008 Potential Net Revenue $65M $100M $140M $210M $250M = Fuel = Environment (Avoidable by Shopping Customers) Regulatory Update 11% 11% 11% 11% 11% 5.4% 5.4% 5.4% 5.4% 0% 5% 10% 15% 20% 25% 30% 35% 2006 2007 2008 2009 2010

2008 & 2009 Focus Complete scrubber installations at DPL operated plants by mid-2008 Consistently improve generating plant operational performance Management team and all employees focused on execution Work with partners to improve performance at partner-operated plants Complete fuel blending process at DPL plants with scrubbers Access to diversity of compliance and non-compliance coal Begin to see benefits of using higher sulfur coal in 2008 Manage O&M costs to less than 3% annual increases Identify opportunities to deploy positive free cash flow to maximize shareholder value Develop demand side management offering to reduce peak load and enhance customer value Looking Forward

Why invest in DPL? Looking Forward Only Ohio electric utility with a rate stabilization plan through 2010 Low cost, coal-fired base load generation assets Early implementation of FGD (scrubbers) technology should result in below industry average cost per kW basis Positive free cash flow beginning in 2008 Stable investment grade credit profile Annual dividend of $1.04 per share Positive dividend outlook

Why invest in DPL? (continued) Looking Forward 14% -16% Annual Growth * 2007 Guidance excludes $0.17 per share Gain on Former Officer Settlement $1.63-1.78* $1.90-2.10 $2.10-2.40 $1.00 $1.50 $2.00 $2.50 2007 2008 2009 2007 to 2009 Earnings Guidance

Company Overview Operations Dayton Power & Light principal subsidiary 3,750 MWs of generating assets 500,000 customers 6,000 square mile service territory in 24 counties in West Central Ohio Financial $1.4 billion in Revenue in 2006 $3.4 billion in Assets as of 9/30/07 $1.04 Dividend per common share Credit Ratings: DPL Inc. DP&L Fitch BBB+ A+ Moody’s Baa3 A3 S&P BBB- BBB+ Outlook 2007 EPS Range: $1.80 to $1.95 2008 EPS Range: $1.90 to $2.10 2009 EPS Range: $2.10 to $2.40 Estimated diluted shares outstanding: 2007 - 116M; 2008 - 118M and 2009 - 120M Appendix

Generation Assets Base Load Coal 2,860 MW Natural Gas/ Diesel 919 MW Total DPL Generation 3,779 MW Appendix DPL Generation Capacity Summary 76% 24% Base Load Coal Natural Gas/ Diesel

Generation Assets (continued) 179 548 192 365 186 360 207 129 836 412 365 DPL PORTION (MW) 67 18 43 2,711 1,543 2,509 1,319 693 5,264 2,857 408 TOTAL GENERATION ACTUAL 2006 (GWh) 2 75 53 2,465 1,207 2,124 1,306 761 5,431 2,769 700 TOTAL GENERATION PRO FORMA 2007 (GWh) 548 DPL 179 DPL Coal Units Natural Gas/ Diesel 1,300 DPL, Duke, AEP 192 DPL 600 DPL, Duke 1,000 DPL, Duke 414 DPL, Duke, AEP 780 DPL, Duke, AEP 2,397 DPL, Duke, AEP 633 DPL, Duke 365 DPL TOTAL PLANT CAPACITY (MW) OWNERSHIP UNITS Appendix Hutchings Killen Stuart Conesville, Unit 4 Beckjord, Unit 6 Miami Fort, Units 7 & 8 East Bend, Unit 2 Montpelier Zimmer Other Tait 1-7

Operating Statistics Appendix Nine Months Ended Sept 30, Nine Months Ended Sept 30, Nine Months Ended Sept 30, 2007 2006 2007 2006 2007 2006 Customer Class Residential 410,736 $ 369,412 $ 4,276 3,939 96.06 $ 93.78 $ Commercial 241,381 223,950 3,038 2,906 79.45 77.06 Industrial 185,014 181,639 3,233 3,254 57.23 55.82 Other Retail 70,879 65,161 1,111 1,069 63.80 60.96 Total Retail 908,010 $ 840,162 $ 11,658 11,168 77.89 $ 75.23 $ Wholesale 139,995 129,704 2,645 2,649 52.93 48.96 Total Sales 1,048,005 $ 969,866 $ 14,303 13,817 73.27 $ 70.19 $ Electric Revenue ($ in thousands) Electric Sales (gWh) Average price per gWh

Operating Statistics (continued) Other Statistics: Nine Months Ended Sept 30, 2007 2006 Electric customers at end of period 513,704 513,469 Average MWh use per residential customer 9.36 8.63 Plant Heat Rate 10,011 9,860 Equivalent Forced Outage Rate (EFOR %) 7.9% 6.9% Capacity Factor (%) 66.2% 69.0% Degree Days Heating 3,488 3,173 Cooling 1,088 845 As of September 30, 2007 2006 Peak Demand- maximum one hour use (MW) 3,270 3,240 Appendix Nine Months Ended Sept 30, Nine Months Ended Sept 30, Nine Months Ended Sept 30, 2007 2006 2007 2006 2007 2006 Power Sources Internal Generation 250,474 $ 262,244 $ 12,547 13,066 19.96 $ 20.07 $ Purchase power 217,545 123,439 2,577 1,533 84.42 80.52 Line loss/ used in operations - - (821) (782) - - Total 468,019 $ 385,683 $ 14,303 13,817 32.72 $ 27.91 $ Cost of Sales ($ in thousands) Power Sources (gWh) Average cost per gWh

Earnings Per Share – September 30, 2007 and 2006 Appendix 2007 2006 2007 2006 Earnings from Continuing Operations 0.56 $ 0.44 $ 1.54 $ 1.06 $ Earnings from Discontinued Operations 0.03 0.09 0.10 Total Basic 0.56 $ 0.47 $ 1.63 $ 1.16 $ Average Basic Shares Outstanding 108.0 107.7 107.8 113.9 2007 2006 2007 2006 Earnings from Continuing Operations 0.53 $ 0.40 $ 1.40 $ 0.98 $ Earnings from Discontinued Operations 0.03 0.09 0.09 Total Diluted 0.53 $ 0.43 $ 1.49 $ 1.07 $ Average Diluted Shares Outstanding 115.4 117.4 118.1 123.3 Three Months Ended Nine Months Ended September 30, September 30, Three Months Ended September 30, Nine Months Ended September 30, (in millions) — (in millions) —

2007 EPS Fuel Purchased Power Other 2008 EPS Retail Wholesale Revenue EPS fully diluted basis Appendix 2008 Earnings Guidance – EPS Reconciliation (2007 EPS Excludes Gain on Former Officer Settlement) $1.68 $0.27 $0.07 ($0.26) $0.29 ($0.05) $2.00 $1.50 $1.55 $1.60 $1.65 $1.70 $1.75 $1.80 $1.85 $1.90 $1.95 $2.00 $2.05 $2.10

2008 EPS Fuel Purchased Power Other 2009 EPS Retail Wholesale Revenue EPS fully diluted basis Appendix 2009 Earnings Guidance – EPS Reconciliation $2.00 $0.35 ($0.07) $0.01 $0.04 ($0.08) $2.25 $1.95 $2.00 $2.05 $2.10 $2.15 $2.20 $2.25 $2.30 $2.35 $2.40

Appendix 2008 and 2009 Capital Expenditures and Free Cash Flow 2007 – 2009 Total (Forecast): $705 million (in millions) 12/31/2007 12/31/2008 12/31/2009 Free Cash Flow (Forecast) (30) $ 90 $ 190 $ $360 $200 $145 $0 $100 $200 $300 $400 2007 2008 2009

DPL Inc. 42nd EEI Financial Conference November 6, 2007